UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 26, 2011

ANNALY CAPITAL MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13447	22-3479661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1211 Avenue of the Americas Suite 2902 New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 696-0100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

On May 26, 2011, Annaly Capital Management, Inc. (“Company”) held its Annual Meeting in New York, New York for the purpose of: (i) electing three Class III directors to serve on the Board until the 2014 Annual Meeting of Stockholders; (ii) amending the Company’s charter to increase the number of authorized shares of capital stock to 2,000,000,000 shares; (iii) approving of a non-binding advisory resolution on our executive compensation; (iv)  recommending, by a non-binding advisory vote, the frequency of advisory votes on the Company’s executive compensation; and (v) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  The total number of shares of common stock entitled to vote at the Annual Meeting was 804,350,532, of which 712,842,501 shares, or 88.62%, were present in person or by proxy.

To permit additional time to solicit stockholder votes for Proposal No. 2 contained in the Company’s  definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on April 11, 2011 (the “Proxy Statement”), the Annual Meeting with respect to this proposal was adjourned until June 23, 2011 at 10:00 a.m. (New York City time) and scheduled to reconvene at that time at the New York Marriott Marquis, 1535 Broadway, New York, New York 10036.

The final voting results for each of the remaining proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1.   The election of three Class III directors to serve on the Board until the 2014 Annual Meeting of Stockholders.

Director	For	Against	Abstentions	Broker Non-Votes
Michael A. J. Farrell	360,891,128	16,491,401	3,920,585	331,539,387
Jonathan D. Green	178,154,375	196,608,177	6,540,562	331,539,387
John A. Lambiase	315,655,431	62,001,263	3,646,420	331,539,387

Our class I directors, who serve until our annual meeting of stockholders in 2012, are  Wellington J. Denahan-Norris, Donnell A. Segalas and Michael Haylon.  Our class II directors, who serve until our annual meeting of stockholders in 2013, are  Kevin P. Brady and E. Wayne Nordberg.

Proposal 3.  A vote on a non-binding advisory resolution on the Company’s executive compensation.

For	Against	Abstentions	Broker Non-Votes
284,599,294	94,400,754	2,303,066	331,539,387

Proposal 4.  A vote on the recommendation, by a non-binding advisory vote, on the frequency of advisory votes on the Company’s executive compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
268,356,247	8,934,691	101,908,271	2,103,905	331,539,387

Proposal 5.  Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the 2011 fiscal year.

For	Against	Abstentions
701,979,917	8,066,708	2,795,876

Further information regarding these proposals is set forth in the Company’s Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annaly Capital Management, Inc.

		By:	/s/ Kathryn Fagan
			Name:	Kathryn Fagan
			Title:	Chief Financial Officer

Date:	June 1, 2011